Exhibit 77(q)(1)(c)(1)

                                   SCHEDULE A

                               with respect to the

                     AMENDED INVESTMENT MANAGEMENT AGREEMENT


                                     between

                              ING SERIES FUND, INC.

                                       and

                              ING INVESTMENTS, LLC

Series                                                           Annual Investment Management Fee
------                                                           --------------------------------
                                                              (as a percentage of daily net assets)
Brokerage Cash Reserves                                             0.200% on first $1 billion
                                                                     0.190% on next $2 billion
                                                                      0.180% over $3 billion

ING Aeltus Money Market Fund                                       0.400% on first $500 million
                                                                    0.350% on next $500 million
                                                                     0.340% on next $1 billion
                                                                     0.330% on next $1 billion
                                                                      0.300% over $3 billion

ING Balanced Fund                                                  0.800% on first $500 million
                                                                    0.750% on next $500 million
                                                                     0.700% on next $1 billion
                                                                      0.650% over $2 billion

ING Bond Fund                                                      0.500% on first $250 million
                                                                    0.475% on next $250 million
                                                                    0.450% on next $250 million
                                                                   0.425% on next $1.25 billion
                                                                      0.400% over $2 billion

ING Classic Principal Protection Fund I                                       0.650%

ING Classic Principal Protection Fund II                                      0.650%

ING Classic Principal Protection Fund III                                     0.650%

ING Classic Principal Protection Fund IV                                      0.650%

Series                                                           Annual Investment Management Fee
------                                                           --------------------------------
                                                              (as a percentage of daily net assets)
ING Equity Income Fund                                             0.700% on first $250 million
                                                                    0.650% on next $250 million
                                                                    0.625% on next $250 million
                                                                   0.600% on next $1.25 billion
                                                                      0.550% over $2 billion

ING Global Science and Technology Fund                             1.050% on first $500 million
                                                                    1.025% on next $500 million
                                                                      1.000% over $1 billion

ING Government Fund                                                0.500% on first $250 million
                                                                    0.475% on next $250 million
                                                                    0.450% on next $250 million
                                                                   0.425% on next $1.25 billion
                                                                      0.400% over $2 billion

ING Growth Fund                                                    0.700% on first $250 million
                                                                    0.650% on next $250 million
                                                                    0.625% on next $250 million
                                                                   0.600% on next $1.25 billion
                                                                      0.550% over $2 billion

ING Index Plus LargeCap Fund                                       0.450% on first $500 million
                                                                    0.425% on next $250 million
                                                                   0.400% on next $1.25 billion
                                                                      0.375% over $2 billion

ING Index Plus MidCap Fund                                         0.450% on first $500 million
                                                                    0.425% on next $250 million
                                                                   0.400% on next $1.25 billion
                                                                      0.375% over $2 billion

ING Index Plus Protection Fund                                     0.250% during offering period
                                                                  0.650% during guarantee period
                                                                         0.450% thereafter

ING Index Plus SmallCap Fund                                       0.450% on first $500 million
                                                                    0.425% on next $250 million
                                                                   0.400% on next $1.25 billion
                                                                      0.375% over $2 billion

Series                                                           Annual Investment Management Fee
------                                                           --------------------------------
                                                              (as a percentage of daily net assets)
ING International Growth Fund                                      0.850% on first $250 million
                                                                    0.800% on next $250 million
                                                                    0.775% on next $250 million
                                                                   0.750% on next $1.25 billion
                                                                      0.700% over $2 billion

ING Small Company Fund                                             0.850% on first $250 million
                                                                    0.800% on next $250 million
                                                                    0.775% on next $250 million
                                                                   0.750% on next $1.25 billion
                                                                      0.725% over $2 billion

ING Strategic Allocation Balanced Fund                             0.800% on first $500 million
                                                                    0.775% on next $500 million
                                                                    0.750% on next $500 million
                                                                    0.725% on next $500 million
                                                                      0.700% over $2 billion

ING Strategic Allocation Growth Fund                               0.800% on first $500 million
                                                                    0.775% on next $500 million
                                                                    0.750% on next $500 million
                                                                    0.725% on next $500 million
                                                                      0.700% over $2 billion

ING Strategic Allocation Income Fund                               0.800% on first $500 million
                                                                    0.775% on next $500 million
                                                                    0.750% on next $500 million
                                                                    0.725% on next $500 million
                                                                      0.700% over $2 billion

ING Value Opportunity Fund                                         0.700% on first $250 million
                                                                    0.650% on next $250 million
                                                                    0.625% on next $250 million
                                                                   0.600% on next $1.25 billion
                                                                      0.550% over $2 billion